MDP Low Volatility Fund

Schedule of Investments

April 30, 2022 (Unaudited)

EXCHANGE-TRADED FUNDS — 47.44%	Shares	Fair Value

SPDR® S&P 500® ETF Trust	242	$ 99,704

Total Exchange-Traded Funds (Cost $109,302)		99,704

Total Investments — 47.44% (Cost $109,302)		99,704

Other Assets in Excess of Liabilities — 52.56%		110,476

NET ASSETS — 100.00%		$ 210,180

ETF	- Exchange-Traded Fund
SPDR	- Standard & Poor's Depositary Receipt